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                                                                    EXHIBIT 99.2



                         NOTICE OF GUARANTEED DELIVERY


                                   TO TENDER


                     UNREGISTERED 8% SENIOR NOTES DUE 2008


                      (INCLUDING THOSE IN BOOK-ENTRY FORM)


                                       OF


                           LIN TELEVISION CORPORATION


      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED OCTOBER 26, 2001



     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined in the Prospectus) if certificates for unregistered 8% Senior Notes due 2008 (the "Old Notes") of LIN Television Corporation are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery services to the Exchange Agent. See "THE EXCHANGE OFFERS -- Procedures for Tendering" in the Prospectus.



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 26, 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.



                 The Exchange Agent for the Exchange Offer is:



                              THE BANK OF NEW YORK



 By Overnight Courier and Hand Delivery after 4:30            By Hand Delivery to 4:30 p.m.:
             p.m. on Expiration Date:

               The Bank of New York                                The Bank of New York
    c/o United States Trust Company of New York         c/o United States Trust Company of New York
            30 Broad Street, 14th Floor                          30 Broad Street, B-Level
           New York, New York 10004-2304                          New York, NY 10004-2304

     By Accredited Investors Holding Physical                By Registered or Certified Mail:
                    Securities,
         via Registered or Certified Mail:

               The Bank of New York                                The Bank of New York
    c/o United States Trust Company of New York         c/o United States Trust Company of New York
                    P.O. Box 84                                        P.O. Box 112
               Bowling Green Station                               Bowling Green Station
              New York, NY 10274-0084                             New York, NY 10274-0084



                        Telephone Number: (800) 548-6565


                  Facsimile: (212) 422-0183 or (646) 458-8111



    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, hand delivery, or overnight delivery service.)



DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:



     The undersigned hereby tenders to LIN Television Corporation, a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated October 26, 2001 (the "Prospectus"), and in the accompanying Letter of Transmittal,
receipt of which is hereby acknowledged, $     in aggregate principal amount of
Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.



Name(s) of Registered Holder(s):

-------------------------------------------------------------------------

                             (Please Type or Print)



Address:

--------------------------------------------------------------------------------

       -------------------------------------------------------------------------


Area Code & Telephone No.:

------------------------------------------------------------------------------


Certificate Number(s) for


Old Notes (if available):

--------------------------------------------------------------------------------


Total Principal Amount


Tendered and Represented


by Certificate(s): $

--------------------------------------------------------------------------------


Signature of Registered Holder(s):

-------------------------------------------------------------------------


Dated:

--------------------------------------------------------------------------------


[ ] The Depository Trust Company


    (Check if Old Notes will be tendered


    by book-entry transfer)



Account Number

--------------------------------------------------------------------------------


             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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                                   GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)



     The undersigned, being a member of or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) that such tender of such Old Notes complies with Rule 14e-4 and (c) to deliver to the exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the earlier of (i) the date of execution hereof and (ii) the Expiration Date.



Name of Firm:
             -------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Area Code & Telephone No.:
                          ------------------------------------------------------


Authorized Signature:
                     -----------------------------------------------------------


Name:
     ---------------------------------------------------------------------------


Title:
      --------------------------------------------------------------------------


Dated:
      --------------------------------------------------------------------------



NOTE:DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
     NOTES SHOULD BE SENT ONLY WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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